Organization and Significant Accounting Policies - Schedule of Reconciliation of Cash, Cash Equivalents, and Restricted Cash (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Cash and cash equivalents	$ 204,301	$ 184,224	$ 141,590
Restricted cash	15,665	14,801	2,929
Total cash, cash equivalents and restricted cash	$ 219,966	$ 199,025	$ 144,519	$ 188,622